UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2026

REVOLVE GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38927	46-1640160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12889 Moore Street Cerritos, California		90703
(Address of Principal Executive Offices)		(Zip Code)

(562) 677-9480

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Class A Common Stock, par value $0.001 per share	RVLV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 2, 2026, Revolve Group, Inc. (the “Company”) entered into a First Amendment to Amended and Restated Credit Agreement (the “First Amendment”) to that certain Amended and Restated Credit Agreement, dated as of March 23, 2021 (as amended by that certain LIBOR Transition Amendment, dated as of May 11, 2023, the “Credit Agreement”), by and among Alliance Apparel Group, Inc., Eminent, Inc. and Advance Development, Inc., as borrowers (each a “Borrower” and together, the “Borrowers”), and the Company, Twist Holdings, LLC, and FWRD, LLC, as guarantors (the “Guarantors” and together with the Borrowers, the “Loan Parties”), the lenders party thereto (the “Lenders”) and Bank of America, N.A., as administrative agent and collateral agent for the Lenders (the “Agent”). The First Amendment amends the Credit Agreement to, among other things, extend the maturity date to February 2, 2031, adjust the eligible inventory component of the borrowing base, amend certain of the reporting obligations and provide additional flexibility under certain of the negative covenants. As of February 2, 2026, there were no revolving loans outstanding under the Credit Agreement.

Agent and the Lenders and/or their respective affiliates have from time to time provided and may in the future provide commercial banking and other banking and/or financial services to the Company and its affiliates, for which they received or may receive customary compensation and expense reimbursement.

Additional details of the Credit Agreement were previously disclosed in the Company’s Form 8-K filed with the Securities and Exchange Commission on March 26, 2021, and are incorporated herein by reference.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

First Amendment to Amended and Restated Credit Agreement, dated as of February 2, 2026, by and among Alliance Apparel Group, Inc., Eminent, Inc., Advance Development, Inc, Revolve Group, Inc., Twist Holdings, LLC, FWRD, LLC, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent for the lenders

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVOLVE GROUP, INC.

Date: February 4, 2026	By:	/s/ JESSE TIMMERMANS
Jesse Timmermans
Chief Financial Officer